UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 31, 2007
Peabody Energy Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

701 Market Street St. Louis, Missouri		63101-1826

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(314) 342-3400
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
     On October 31, 2007, Peabody Energy Corporation (“Peabody” or the “Company”) completed the spin-off of its wholly-owned subsidiary Patriot Coal Corporation (“Patriot”), which was accomplished through a special dividend of all outstanding shares of Patriot to Peabody shareholders. Holders of Peabody common stock of record at the close of business on October 22, 2007 received a dividend of one share of Patriot common stock for every ten shares of Peabody common stock that they owned. As a result of the spin-off, Patriot is no longer owned by Peabody and is now an independent public company. Shares of Patriot common stock began trading on a when-issued basis on the New York Stock Exchange (“NYSE”) on October 18, 2007, and began trading “regular way” on the NYSE on November 1, 2007 under the symbol “PCX”.
     In connection with the spin-off, the Company has entered into definitive agreements with Patriot that, among other things, set forth the terms and conditions of the spin-off and provide a framework for the Company’s relationship with Patriot after the spin-off. A summary of certain important terms of these definitive agreements can be found under Item 1.01 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on October 25, 2007 (the “October 25 Form 8-K”) and is incorporated herein by reference. Further information concerning the spin-off and related matters is contained in the Information Statement, dated October 22, 2007, filed as Exhibit 99.1 to Patriot’s Current Report on Form 8-K, filed with the SEC on October 24, 2007. Peabody is not aware of any material relationship, other than in respect of the spin-off, between Patriot and Peabody, or any of Peabody’s affiliates, or any director or officer of Peabody, or any associate of any such director or officer, except as disclosed herein or in the October 25 Form 8-K.
     A copy of the press release relating to our announcement of the completion of the spin-off is attached hereto as Exhibit 99.1.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On October 31, 2007, Irl F. Engelhardt’s resignation from the Board of Directors of Peabody became effective and Mr. Engelhardt stepped down form his position as a director. Contemporaneously with his stepping down, Mr. Engelhardt joined the Board of Directors of Patriot and assumed the position of Chairman of Patriot’s Board of Directors.
     On October 31, 2007, Richard M. Whiting elected to resign from his position as Executive Vice President and Chief Marketing Officer of Peabody in connection with the spin-off of Patriot from Peabody. Mr. Whiting assumed the position of President and Chief Executive Officer of Patriot.
Item 9.01. Financial Statements and Exhibits
(b)	Pro Forma Financial Information
     The Unaudited Pro Forma Condensed Consolidated Financial Statements of Peabody (the “Pro Forma Financial Statements”) reflecting the spin-off of Patriot from Peabody described under Item 2.01 above are attached as Exhibit 99.2 hereto and are incorporated herein by reference. The Pro Forma Financial Statements include the following information:
A.	Unaudited Pro Forma Condensed Consolidated Statements of Earnings for the Years Ended December 31, 2004, 2005 and 2006 and for the Nine Months Ended September 30, 2007
B.	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2007

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release issued by Peabody Energy Corporation, dated November 1, 2007.
99.2	Unaudited Pro Forma Condensed Financial Statements of Peabody

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION
By:	/s/ Richard A. Navarre
	Name:	Richard A. Navarre
	Title:	Chief Financial Officer and Executive Vice President of Corporate Development

Dated: November 6, 2007

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press release issued by Peabody Energy Corporation, dated November 1, 2007.
99.2	Unaudited Pro Forma Condensed Financial Statements of Peabody